

REGENCY
ENERGY PARTNERS

RBC Capital Markets MLP Conference November 19, 2009



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transporting and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Regency Overview

Business Overview

- Midstream energy partnership engaged in gathering & processing, contract compression and transportation of natural gas and natural gas liquids (NGLs)
- Operations divided into three primary segments:
  - Gathering & Processing
  - Contract Compression
  - Transportation
- Significant market presence in major natural gas supply areas in the Southwest region of the United States, including the Haynesville, Fayetteville and Eagle Ford Shales

Sponsorship Overview

- GE Energy Financial Services, a business unit of GE (NYSE: GE), owns 92% of the economic interest in Regency's General Partner and approximately 32% of Regency's Limited Partner units
- GE Energy Financial Services' financial strength and expertise in the midstream sector makes it a strong sponsor and an attractive strategic partner

Midstream Overview

Regency's midstream operations are primarily located in Texas, Louisiana, Oklahoma and Kansas[1]

Mid-Continent	
Plants[2]	1
Gathering System Length (Miles)	3,470
Compression[3] (HP)	43,519
Plant Capacity (MMcf/d)	50
Focus: Consolidation	

West Texas	
Plants	1
Gathering System Length (Miles)	806
Compression[3] (HP)	48,628
Plant Capacity (MMcf/d)	125
Focus: Consolidation	

South Texas	
Treating Facilities	2
Gathering System Length (Miles)	623
Compression[3] (HP)	30,081
Plant Capacity (MMcf/d)	175
Focus: G&P, Treating	



CO
KS
OK
TX
AR
LA
Contract Compression Operating Base
Regency Gas System
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/ Processing Facility

East Texas	
Plants	1
Gathering System Length (Miles)	371
Compression[3] (HP)	20,009
Plant Capacity (MMcf/d)	65
Focus: G&P, Treating, Sulfur Recovery	

North Louisiana	
Gathering	
Plants[4]	4
Gathering System Length (Miles)	680
Compression[3] (HP)	40,624
Plant Capacity (MMcf/d) / (GPM)	525 / 60
Transportation (via Joint Venture)	
Length (miles)	320
NGL Line (miles)	40
Compression[3] (HP)	30,355
RIGS Pipeline Capacity (MMcf/d)	910
Focus: Transportation	

[1] All information as of September 30, 2009; Regency also has minor operations in West Virginia and Colorado
[2] Excludes inactive Lakin plant which is included on map
[3] Compression does not include contract compression for third parties
[4] Haughton has been moved to gathering and processing segment as part of the Dubach expansion

Contract Compression Overview

Core compression operations in Texas, Louisiana and Arkansas

HP by Region[1,2]

State	Total HP	# of Units
Southwest (TX)	181,178	240
Southeast (LA & TX)	117,769	143
Northwest (TX)	144,493	208
Northeast (Ark & LA)	212,785	185
Central (LA & TX)	87,064	113
Total	**743,289**	**907**

HP by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0 - 499	66,135	9%	368
500 - 999	76,184	10%	123
1,000 and over	600,970	81%	398
Total	**743,289**	**100%**	**889**

[1] Excludes HP owned by Regency that is serviced by our Contract Compression Segment
[2] Horsepower as of 9/30/09
[3] Based on 9/30/09 horsepower



Southwest Region (Areas 1-3, 5 and 7)
Southeast Region (Areas 8, 9 and 14)
Northwest Region (Areas 4, 11 and 15)
Northeast Region (Areas 13 and 17-20)
Central Region (Areas 6 and 12)

Future Growth Drivers

- Superior run-time performance creates opportunity to increase market share
- Strong customer relationships with approximately 48% of active HP generated from customer relationships that pre-date 2004[3]
- Continued focus on Fayetteville and Haynesville Shales for future growth opportunities; currently exploring growth opportunities in Marcellus Shale

Majority Fee-Based Portfolio

- Fee-based cash flows represent a growing portion of Regency's Adjusted Segment Margin
- Only an estimated 2% of Adjusted Segment Margin will be subject to commodity price fluctuations in the balance of 2009



2008
17%
19%
64%
FY 2009E
3%
28%
69%
FY 2010E [1]
5%
21%
74%
Fee Based
Hedged Commodity
Unhedged Commodity

1 Regency expects to execute additional hedges to bring our 2010 hedge percentages to 85% for NGL and condensate, and 75% for Natural Gas by the end of 2009

Industry Update

General Industry Trends – Drilling Activity

- The third quarter of 2009 saw US land rig counts increase by approximately 9% compared with the second quarter of 2009
- The land rig count for the areas in which Regency operates increased by approximately 10% to 660 rigs at the end of the third quarter 2009[1]

US Rig Drilling Trends[1]



# of Rigs
1200
1000
800
600
400
200
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09 2
Gas
Gas/Oil
Oil
Other

Total US Land Rig Count							
Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09[2]
1,976	2,139	2,306	2,160	1,338	932	1,016	1,115

Regency Operating Area Rig Drilling Trends[1]



# of Rigs
350
300
250
200
150
100
50
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09 2
Mid-Con
West TX
South TX
East TX & North LA
Fayetteville
TX Gulf
Non-TX Gulf
Barnett Shale

Total Regency Operating Area Rig Count							
Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09[2]
1,324	1,428	1,514	1,429	878	599	660	721

Management believes that current drilling levels remain insufficient to meet expected natural gas demand over the coming years

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, November 2, 2009 and Regency internal analysis
2 Q4 2009 data through November 2, 2009

General Industry Trends – Commodity Prices

- Gas prices stabilized during the third quarter of 2009
- WTI crude continued its rebound while NGL prices remained relatively flat during the third quarter of 2009



Gas Price Trends
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Price ($/bbl)
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
NYMEX
Houston Ship



Crude / NGL Price Trends
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Price ($/bbl)
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Propane
WTI Crude

The forward curves for natural gas and crude oil pricing suggest that natural gas will rebound to $5.38/MMBtu and crude will rebound to $81/bbl for full year 2010

Historical Horsepower Growth vs. US Onshore Rig Count

- Despite a 52% decline in the US onshore gas rig count since September 2008, Regency's revenue generating horsepower has remained flat over the same period

Revenue Generating Horsepower vs. US Onshore Gas Rig Count[1]


615,852
669,804
742,804
778,667
789,494
767,060
743,289
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Horsepower
1000
900
800
700
600
500
400
300
200
100
0
Rig Count
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Regency Operating Horsepower
US Onshore Gas Rig Count

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, November 2, 2009 and Regency internal analysis

Haynesville Shale Drilling Update

Haynesville Growth

- Since the initial well results from the Haynesville Shale became public in early 2008, drilling activity has continued to increase due to the low production costs relative to other producing basins in North America
- There are over 3 million acres currently leased in the Haynesville area[1]

September 2008: Producing Wells[2]	November 2009: Producing Wells[3]
	
Haynesville Production as of Sept 2008: 80 MMcf/d	Haynesville Production as of Sept 2009: 800+ MMcf/d

Haynesville Shale Producing Wells 2008
Marion
Upshur
Harrison
Caddo
Gregg
Smith
Panola
Bienville
Lincoln
Jackson
Red River
Texas
Rusk
De Soto
Louisiana
Shelby
Winn
Cherokee
Nacogdoches
Sabine
Natchitoches
Grant
San Augustine
Houston
Angelina
Vernon
Rapides
Producing Wells – 2008
Bossier Shale Trend
Haynesville Shale Trend

Haynesville Shale Producing Wells 2009
Producing Wells – 2009
Bossier Shale Trend
Haynesville Shale Trend

1 Company presentations and public data
2 EIA, Regency internal analysis, HPDI
3 RBC Capital Markets, Haynesville-Lower Bossier Shale Weekly, November 5, 2009

Haynesville Update

- Average IP rates for the third quarter of 2009 averaged 12.3 MMcfe/d, up slightly from the 11.5 MMcfe/d average for the second quarter of 2009[1]
- Rig counts increased to 142 working rigs running in the regions of East Texas and North Louisiana as of October 30, 2009[2]



Quarterly Average Horizontal Well Results
Number of Working Rigs
Average MMcfe/d
120
100
80
60
40
20
0
14
12
10
8
6
4
2
0
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
Horizontal Rig Count²
Avg IP MMcfe/d¹

1 RBC Capital Markets, Haynesville-Lower Bossier Shale Weekly, November 5, 2009
2 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, November 2, 2009

Haynesville Update

Announced Pipeline Projects[1]				
Company	**Project Description**	**Total Incremental Capacity**	**Type**	**Expected In-Service Date**
RIGS Haynesville Joint Venture	▪ **RIGS**: 121 miles of 36" and 42" pipe in northern Louisiana	▪ 1.2 Bcf/d	▪ Intrastate	▪ December 2009
CrossTex	▪ **LIG**: Black Lake interconnect and partial system loop on existing LIG System (2,450 miles of pipe in Haynesville)	▪ 145 MMcf/d	▪ Intrastate	▪ Q4 2009 - Q2 2010
Enterprise	▪ **Haynesville Extension**: 249 miles of 36" and 30" pipe that connects with Acadian's existing 1000-mile pipeline system in South Louisiana	▪ 1.4 Bcf/d	▪ Intrastate	▪ September 2011
ANR Pipeline	▪ **ANR Haynesville Lateral**: 175 miles of 42" pipe from Panola County, TX through Richland Parish, LA to an interconnect with the Southeast Mainline (SEML)	▪ 1.8 Bcf/d	▪ Interstate	▪ Fall 2012
Boardwalk	▪ **Southeast Expansion**: 111 miles of 42" pipe from the Perryville Hub, Gulf Crossing, and the East Texas to Mississippi Expansion pipelines	▪ ~500 MMcf/d	▪ Interstate	▪ In service
CenterPoint (CEGT)	▪ **Carthage to Perryville Pipeline**: 172 miles of 42" pipe from Carthage, TX to Delhi, LA	▪ ~300 MMcf/d	▪ Interstate	▪ Q2 2010
Enbridge	▪ **LaCross Pipeline**: 340 miles of 42" and 36" pipe from the Enbridge Carthage Hub to Point Coupee Parish, LA and an interconnect in Washington Parish, LA	▪ 1.0 - 1.3 Bcf/d	▪ Interstate	▪ January 2012 - March 2013
Energy Transfer	▪ **Tiger Pipeline**: 180 miles of 42" pipe from Panola County, TX to the Perryville Hub in Richland Parish, LA	▪ 2 Bcf/d	▪ Interstate	▪ First half 2011

1 Company presentations and public data

Haynesville Joint Venture and Regency Gathering Update

Haynesville Joint Venture Partnership Structure

REGENCY ENERGY PARTNERS

- Regency purchased an additional 5% ownership interest in the Joint Venture from an affiliate of GE Energy Financial Services on September 2, 2009, bringing Regency's total ownership to 43%
  - Regency paid $63 million for the additional 5% interest
  - Following the transaction, the affiliate of GE Energy Financial Services now owns 7% of the Joint Venture

		Original JV Partnership Structure		New JV Partnership Structure	
		Original Contribution	JV Ownership % (Original)	Buyback Contribution	JV Ownership % (As of 9/2/09)
RIGS	Regency Energy Partners LP	$400 million contribution value →	38%	Paid $63 million for additional 5% ownership stake[2] →	43%
Haynesville Expansion Project ($653[1] million)	Alinda Capital Partners LLC	$526.5 million cash →	50%		50%
Haynesville Expansion Project ($653[1] million)	Affiliate of GE Energy Financial Services	$126.5 million cash →	12%	Received $63 million for 5% of ownership stake →	7%

[1] Excludes capitalized interest and labor costs

1 Excludes capitalized interest and labor costs
2 Regency purchased an additional 5% ownership stake in the Joint Venture on September 2, 2009

RIGS Haynesville Expansion Project

- The base project being constructed by Regency and the Haynesville Joint Venture adds 1.1 Bcf of capacity with 46 miles of 36" pipe, 75 miles of 42" pipe and 15,545 HP of compression



Haynesville Shale
14,200 HP of compression at Elm Grove and Haughton Stations
21-mile¹, 36" Elm Grove Pipeline
25-mile¹, 36" Bienville Loop
75-mile¹, 42" Winnsboro Loop
Waskom Plant
Elm Grove Plant
Dubberly Plant
Lisbon Plant
Dubach Plant
Cass
Marion
Harrison
Panola
Rusk
Shelby
Nacogdoches
San Augustine
Angelina
Caddo
Bossier
Webster
De Soto
Red River
Bienville
Lincoln
Jackson
Winn
Natchitoches
Sabine
Grant
Vernon
Rapides
La Salle
Caldwell
Ouachita
Morehouse
Richland
Franklin
Catahoula
Concordia
Key Interconnects: Columbia Gulf, ANR, Trunkline and Tennessee Gas
0 5 10 20 Miles
Regency Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed Elm Grove 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in

RIGS Haynesville Expansion Project Construction Update

REGENCY ENERGY PARTNERS

36" Pipe Construction		
	Elm Grove Line	**Bienville Line**
▶ Construction	• Commenced in May	• Commenced in May
▶ Road bores, HDD's and tie-in welds	• All bores and HDD's are complete • All tie-in welds are complete	• All bores and HDD's are complete • All tie-in welds are complete
▶ Clean-up and reseeding	• 100% complete	• 100% complete
▶ Hydrostatic testing	• Completed: No test failures	• Completed: No test failures
▶ Purge and Pack	• Completed in October	• Completed in October

100% Complete

42" Pipe Construction	
▶ Construction	• Commenced in late June
▶ Clearing, grading, stringing and bending	• 100% Complete
▶ Welding, lowering-in and backfill	• Welding is 91% complete • Lowering-in & backfill is 84% complete
▶ Clean-up	• 61% complete
▶ Road bores, HDD's and tie-in welds	• All road bores are complete • 6 HDD's have been completed and drills for Big Creek and Bayou Lafourche are 65% and 17% complete, respectively • Tie-in welds are 85% complete
▶ Hydro-testing, cleaning, drying, and tie-ins	• Planned for late November through early December
▶ Purge & pack	• Mid December

On schedule to be under budget and in-service by year-end 2009

RIGS Red River Lateral

Regency is constructing the $47 million Red River Lateral, a pipeline extension to increase capacity on RIGS

- The expansion will add approximately 100,000 MMBtu/d of capacity to the current project, bringing total project capacity to approximately 1.2 Bcf/d
  - Project adds approximately 12.5 miles of 36-inch pipeline to the Haynesville Expansion Project and will reach further southwest to the west side of the Red River into Red River Parish, LA
  - Expansion will provide transport to potentially highest production area of Haynesville Shale


Haynesville Expansion Project
Louisiana
Texas
Louisiana
Regency Field Services
Elm Grove Pipeline
Bienville Loop
Winnsboro Loop
Red River Extension
Regency Field Services
1 inch equals 5 miles
0 5 10 20 Miles

Regency Gathering - Logansport Expansion Phase I

Regency is constructing the $47 million Logansport Expansion, an extension of the Nexus Gathering System in North Louisiana

- Transports gas gathered by Nexus Gathering System to a 300 MMcf/d interconnect with CenterPoint Energy Gas Transmission's Line CP
  - Adds approximately 450 - 485 MMcf/d of gathering capacity through construction of 17 miles of 24-inch pipeline
  - Project includes associated compression and dehydration facilities to the Nexus Gathering System



Cass
Marion
Upshur
Gregg
Harrison
Rusk
Texas
Panola
Shelby
Nacogdoches
San Augustine
Angelina
Caddo
Bossier
Webster
Claiborne
Lisbon Plant
Union
Dubach Plant
Morehouse
Dubberly Plant
Lincoln
Elm Grove Plant
Bienville
Ouachita
Richland
Louisiana
De Soto
Jackson
Red River
Caldwell
Winn
Franklin
Natchitoches
La Salle
Catahoula
Concordia
Grant
Sabine
Vernon
Rapides
New Dehydration Facilities
Logansport Expansion
Nexus Gathering System
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20
Miles

Regency Gathering - Logansport Expansion Phase II

Regency is constructing the $40 million Logansport Expansion Phase II, which further increases Regency's asset base in Haynesville and provides an outlet for surrounding acreage in DeSoto Parish

- Includes installation of amine treating plant with capacity up to 300 MMcf/d at the compression & dehydration facility
- Expands interconnect capacity at Tennessee Gas Pipeline and LIG by an incremental 100 MMcf/d and 35 MMcf/d, respectively, for a combined incremental cost of approximately $2.1 million
- Adds approximately 15 miles of gathering lines



Logansport Expansion Phase 1 and 2
Caddo
Panola
De Soto
Shelby
Amine Plant
Regency Delivery Point
Logansport Phase 1
Logansport Phase 2
Regency Field Services LLC Logansport
0 1 2 4
Miles
REGENCY

Regency Presence in Haynesville

- Following the formation of the Joint Venture, Regency and the Joint Venture have recently announced several incremental growth projects to expand Haynesville presence[1]



Cass
Marion
Upshur
Rusk
Texas
Panola
Nacogdoches
San Augustine
Angelina
Caddo
Bossier
Webster
Claiborne
Lisbon Plant
Union
Dubach Plant
Morehouse
Lincoln
Dubberly Plant
Bienville
Elm Grove Plant
Louisiana
De Soto
Red River
Jackson
Richland
Caldwell
Winn
Franklin
Natchitoches
Sabine
Grant
La Salle
Catahoula
Concordia
Rapides
Vernon
Logansport Expansion Phase I: $47mm
Logansport Expansion Phase II: $40mm
Red River Lateral: $47mm
Haynesville Expansion Project: $653mm
Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in
Elm Grove 36in
Red River Extension
0 5 10 20
Miles
REGENCY

1 The Haynesville Expansion Project, including the base project and Red River Lateral, is funded by the Haynesville Joint Venture, of which Regency currently owns 43%. The Logansport Expansion Phase I and Logansport Expansion Phase II are gathering projects not included in the Joint Venture and are funded entirely by Regency.

Regency Presence in Haynesville

REGENCY ENERGY PARTNERS

Haynesville Expansion Project[1]

Projects Announced	Description	Expected Completion
Base Project	• Adds 1.1 Bcf of capacity with 46 miles of 36" pipe, 75 miles of 42" pipe and 15,545 HP of compression	• 36" Pipeline: Complete • 42" Pipeline: Dec 2009
Red River Lateral	• $47 million pipeline extension to increase capacity on RIGS • Adds approximately 100,000 MMBtu/d of capacity, bringing total project capacity to ~1.2 Bcf/d	• January 2010
Logansport Expansion Phase I	• $47 million extension of Nexus Gathering System in North Louisiana • Provides gathering customers with additional high-value takeaway options in DeSoto Parish, LA and Shelby County, TX • Adds approximately 450 - 485 MMcf/d of gathering capacity through 17 miles of 24" pipeline as well as associated compression and dehydration facilities • Adds approximately 300 MMcf/d of new delivery interconnect capacity to CenterPoint's Line CP	• Second Quarter 2010
Logansport Expansion Phase II	• $40 million expansion to gather gas from dedicated acreage to Logansport Phase I CP Interconnect • Construction of amine treating plant with capacity up to 300 MMcf/d • Adds approximately 15 miles of gathering lines • Expands interconnect capacity at Tennessee Gas Pipeline and LIG by 100 MMcf/d and 35 MMcf/d, respectively, for a combined incremental cost of ~$2.1 million	• Second Quarter 2010

SUMMARY

Invested Capital: $787 million	Incremental Pipeline Capacity: 1.2 Bcf/d	Incremental Gathering Capacity: 450-485 MMcf/d	Incremental Takeaway Capacity: 435 MMcf/d	Treating Capacity: 300 MMcf/d

1 The Haynesville Expansion Project, including the base project and Red River Lateral, is funded by the Haynesville Joint Venture, of which Regency currently owns 43%. The Logansport Expansion Phase I and Logansport Expansion Phase II are gathering projects not included in the Joint Venture and are funded entirely by Regency.

Haynesville Investment and Regency Strategic Objectives

Strategy

REGENCY ENERGY PARTNERS

Regency's long-term goal is to achieve an investment grade rating

Obtain Scale in Business Segments

- Increased ownership in Haynesville Joint Venture by 5% to 43% on 9/2/09
- Recently announced $47 million Red River Lateral Extension, adding approximately 100,000 MMBtu/d of capacity to current Haynesville pipeline project
- Announced $47 million Logansport Expansion Phase I to extend existing gathering assets in Haynesville Shale
  - Upsized project from 20" to 24" line
- Announced $40 million Logansport Expansion Phase II to gather and treat gas from dedicated acreage in Haynesville Shale

Enhance Our Financial Strength

- Raised over $1 billion in capital year-to-date
  - Formed partnership with Alinda and GE Energy Financial Services to co-develop Haynesville Expansion Project
  - Successfully priced $250 million of 9.375% Senior Unsecured Notes due 2016
  - Completed private placement of $80 million Redeemable Preferred Units

Results Oriented Management Philosophy

- Implemented significant cost savings initiatives in compression business which has resulted in consistent performance in 2009 despite regional declines in HP usage
- Completed plant upgrades at Tilden and Plants

Balance Our Business Profile

- Focus on fee-based organic growth projects in Haynesville, Eagle Ford and Marcellus Shales
- Maintain comprehensive hedging program to limit exposure to commodity price fluctuations

Q&A